[AMERISTOCK FUNDS LOGO]


PROSPECTUS

NOVEMBER 1, 2003
(AS REVISED AND REPRINTED JANUARY 29, 2004)

AMERISTOCK MUTUAL FUND, INC.

AMERISTOCK FOCUSED VALUE FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PROSPECTUS

                             [AMERISTOCK FUNDS LOGO]

                       1320 Harbor Bay Parkway, Suite 145
                                Alameda, CA 94502
                   (800) 394-5064           www.ameristock.com

                          Ameristock Mutual Fund, Inc.
                          Ameristock Focused Value Fund

                        Minimum Investment:    $1,000
                              Sales Charge:    None, 100% No-Load
                                12(b)1 Fee:    None

Redemption Fee:

              Ameristock Mutual Fund, Inc.:    None

             Ameristock Focused Value Fund:    1.00%, if shares are redeemed
                                               within 3 years of purchase

AMERISTOCK MUTUAL FUND, INC. is a mutual fund with an investment objective of seeking total return through capital appreciation and current income by investing primarily in equity securities.

AMERISTOCK FOCUSED VALUE FUND is a mutual fund with an investment objective of seeking capital appreciation. This Fund pursues its objective by investing principally in common stock of companies of all sizes headquartered in the United States.

                               NOVEMBER 1, 2003
                   (AS REVISED AND REPRINTED JANUARY 29, 2004)

TABLE OF CONTENTS

        RISK/RETURN SUMMARY -
        AMERISTOCK MUTUAL FUND, INC.                                 4

        RISK/RETURN SUMMARY -
        AMERISTOCK FOCUSED VALUE FUND                                7

        FEES AND EXPENSES                                           12

        POTENTIAL CONVERSION OF
        THE AMERISTOCK FOCUSED VALUE FUND                           13

        HOW TO BUY SHARES                                           15

        HOW TO REDEEM SHARES                                        16

        NET ASSET VALUE                                             19

        INVESTMENT MANAGEMENT.                                      20

        DIVIDENDS AND TAXES                                         21

        FINANCIAL HIGHLIGHTS -
        AMERISTOCK MUTUAL FUND, INC.                                22

        FINANCIAL HIGHLIGHTS -
        AMERISTOCK FOCUSED VALUE FUND                               24

        OTHER INFORMATION                                           26

        PRIVACY POLICY                                              27

RISK/RETURN SUMMARY -
AMERISTOCK MUTUAL FUND, INC.

INVESTMENT OBJECTIVE

The investment objective of Ameristock Mutual Fund, Inc. is to seek total return through capital appreciation and current income by investing primarily in equity securities.

PRINCIPAL INVESTMENT STRATEGIES

Ameristock Mutual Fund, Inc. pursues its investment objective principally by investing in common stock of large capitalization companies headquartered in the United States. For purposes of the Fund, a large capitalization company is one with a market capitalization of at least $15 billion. To achieve the current income component of this Fund's investment objective, the Fund invests primarily in large capitalization companies which pay dividends.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other large capitalization companies will be considered attractive investments. However, to a lesser extent the Fund will often also invest in large capitalization stocks experiencing accelerated earnings or revenue growth ("growth stocks") in order to be represented in that portion of the stock market. The Fund will sell a stock when the Fund's investment adviser decides that it no longer meets the investment criteria described above.

Under normal market conditions, this Fund will invest at least 80% of the value of its net assets in common stock of large capitalization companies headquartered in the United States. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt, the stock market. In these circumstances, the Fund may hold a higher percentage of its assets in cash, cash equivalents or short term fixed income securities. If the Fund does so, the Fund may not achieve its investment objective.

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PRINCIPAL RISKS

Investment in Ameristock Mutual Fund, Inc. is subject to the following principal risks:

- The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

- The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

- Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

- There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Fund's investment adviser originally expected.

- "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

- An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

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BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Ameristock Mutual Fund, Inc. by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one-year and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[CHART]

                          AMERISTOCK MUTUAL FUND, INC.

1996     27%
1997     33%
1998     32%
1999      3%
2000     20%
2001      1%
2002    -16%

*The Fund's return for the nine-month period ended September 30, 2003 was 9.53%.

HIGH AND LOW QUARTERLY RETURNS. During the periods reflected in the above chart, the highest return for a quarter was 19.10% (quarter ended December 31,1998) and the lowest return for a quarter was -18.45% (quarter ended September 30, 2002).

                         Average Annual Total Returns(1)

(FOR THE PERIODS ENDED
DECEMBER 31, 2002)                          1YEAR       5YEARS      LIFE OF FUND(2)
                                            -----       ------      ---------------
Return Before Taxes                        -16.00%       6.83%          14.47%
Return After Taxes on Distributions        -16.67%       6.02%          13.46%
Return After Taxes on
Distrubutions and Sale
of Fund Shares                              -9.64%       5.31%          11.90%

S&P 500 INDEX(3)
(reflects no deduction for fees,
expenses, or taxes)                        -22.10%      -0.59%           8.01%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Since August 31, 1995.
(3) The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

RISK/RETURN SUMMARY -
AMERISTOCK FOCUSED VALUE FUND

INVESTMENT OBJECTIVE

The investment objective of Ameristock Focused Value Fund is to seek capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Ameristock Focused Value Fund pursues its investment objective principally by investing in common stock of companies of all sizes headquartered in the United States.

This Fund emphasizes a "value" style of investing. For example, shares of companies with lower ratios of share price to earnings, sales and book value and higher dividend yields than those of other companies will be considered attractive investments. This Fund may also invest in companies which the Fund's investment adviser believes are being undervalued by the securities markets due to operating losses, litigation or other circumstances which may have depressed share prices. However, to a lesser extent the Fund may also invest in stocks experiencing accelerated earnings or revenue growth ("growth stocks") when the investment adviser believes that such stocks are being undervalued by the securities markets. The Fund will sell a stock when the investment adviser decides that it no longer meets these investment criteria.

This Fund also may invest in corporate debt securities of companies headquarters in the United States which the investment adviser believes have the capacity for capital appreciation. Such debt securities may be of any maturity and may include investment grade securities (those rated within the top four categories of safety according to rating service companies) as well as lower rated securities (including securities in the lowest categories of safety and even unrated securities), sometimes referred to as "junk bonds," which are considered speculative investments.

Under normal conditions, this Fund will invest at least 65% of the value of its net assets in common stock. However, the Fund may temporarily invest a lower percentage of its assets in accordance with such strategies in the event of a domestic or international event which has significantly disrupted, or in the opinion of the Fund's investment adviser will materially disrupt the stock market. In these circumstances, the Fund may hold a high percentage of its assets in cash, cash equivalents or short term fixed income securities. If the Fund does so, the Fund may not achieve its investment objective.

This Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, thus resulting in a higher "portfolio turnover" rate than other mutual funds. A higher portfolio turnover rate will result in (i) increased brokerage commissions payable by the Fund and
(ii) higher amounts of realized investment gain subject to the payment of taxes by shareholders, thus adversely affecting the performance of the Fund.

PRINCIPAL RISKS

Investment in Ameristock Focused Value Fund is subject to the following principal risks:

- The value of securities in the Fund's portfolio will go up and down. Consequently, the Fund's share price may decline and you could lose money.

- The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund is likely to decline in value.

- Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund may decline in value, thereby causing the Fund to decline in value.

- While this Fund also invests in larger companies, the Fund makes substantial invesments in smaller companies. Smaller companies are especially sensitive to the factors described above due to certain characteristics such as absence of depth of management, insufficient funds necessary for growth or potential development and limited product or credit lines. Therefore, smaller companies may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of this Fund to dispose of such securities when the Fund's investment adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of this Fund to above average risk.

- There is no assurance that the Fund's "value" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. Securities purchased by the Fund may remain undervalued by the market, or may not actually have the potential for appreciation that the Fund's investment adviser originally expected. Securities of companies that are experiencing operating losses, litigation, or other similar circumstances will generally be subject to a higher degree of risk than other "value" securities.

- "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

- This Fund's portfolio will also be exposed to the certain additional risks in connection with its investments in corporate debt securities. Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. Prices of debt securities having longer maturities are particularly susceptible to increasing interest rates. In addition, an issuer of debt securities may default (fail to repay interest and principal when due). Such defaults typically increase during periods of economic downturn. Securities rated below investment grade generally entail greater risk of default than investment grade securities, and their prices are generally more volatile.

- This Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets will likely be invested in the shares of a limited number of companies. The Fund's share price, therefore, may decline in value more as a result of a decline in the value of any single portfolio security than the share price of a "diversified" fund, and may be more susceptible to particular economic, political and regulatory events. In fact, a decline in the value of a single portfolio security could have a substantial effect on the Fund's share price.

- An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

- As discussed in more detail below under "Potential Conversion of the Ameristock Focused Value Fund," the Fund may in the future be converted into a stock exchange listed holding company. Also as discussed below, an investment in such a company would be subject to a number of risks substantially different from, and possible greater than, the risks of investing in the Fund as it currently operates.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Ameristock Focused Value Fund by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not neccessarily an indication of how the Fund will perform in the future.

[CHART]

                          AMERISTOCK FOCUSED VALUE FUND

2001      60%
2002     -19%

*The Fund's return for the nine-month period ended September 30, 2003 was 17.66%.

HIGH AND LOW QUARTERLY RETURNS. During the periods reflected in the above chart, the highest return for a quarter was 30.87% (quarter ended March 31, 2001) and the lowest return for a quarter was -37.68% (quarter ended September 30, 2001).

                         Average Annual Total Returns(1)

(FOR THE PERIODS ENDED
DECEMBER 31, 2002)                          1YEAR     LIFE OF FUND(2)
                                            -----     ---------------
Return Before Taxes                        -18.64%         15.16%
Return After Taxes on Distributions        -20.87%         13.02%
Return After Taxes on
Distrubutions and Sale
of Fund Shares                             -11.74%         10.26%

RUSSELL 2000 INDEX(3)
(reflects no deduction for fees,
expenses, or taxes)                        -20.48%         -9.72%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) Since December 26, 2000.
(3) The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                             AMERISTOCK       AMERISTOCK
                            MUTUAL FUND,     FOCUSED VALUE
                                INC.             FUND
Maximum
Sales Charge (Load)
Imposed on Purchases            None            None

Maximum Deferred
Sales Charge (Load)             None            None

Redemption Fee(1)               None            1.00%(2)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                             AMERISTOCK       AMERISTOCK
                            MUTUAL FUND,     FOCUSED VALUE
                                INC.             FUND
Management Fees(3)            0.78%(4)           1.35%

Distribution
(12b-1) Fees                  0.00%              0.00%

Other Expenses                0.00%(5)           0.00%
------------------------------------------------------------
Total Annual Fund
Operating Expenses            0.78%              1.35%

(1) In addition to any redemption fee, there is a charge of $20.00 for each wire redemption.
(2) Payable only if shares redeemed within 3 years of purchase, as described below under "How to Redeem Shares; Redemption Fee-Ameristock Focused Value Fund.
(3) The Funds' investment adviser has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, extraordinary expenses, and, in the case of Ameristock Mutual Fund, Inc., non-interested director fees.
(4) The investment adviser for the Ameristock Mutual Fund, Inc. has agreed, effective January 1, 2004, to waive a portion of its investment advisory fee for the Ameristock Mutual Fund, Inc. in the amount of 0.05% of the Fund's average net assets in excess of $2 billion. This waiver would not have reduced the advisory fee paid by the Fund during its most recently completed fiscal year even if the waiver had been in effect, as the assets of the Fund did not exceed $2 billion at any time during the fiscal year. The Adviser may revoke this waiver at any time on at least sixty (60) days' notice to the Fund.
(5) Amounts are less than .005%.

Example: This Example is intended to help you compare the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and, except where indicated, that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested and that the Fund's operating ex-penses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
AMERISTOCK MUTUAL FUND, INC.            $  80     $ 249     $ 433    $   965
AMERISTOCK FOCUSED VALUE FUND
  Assuming redemption of shares         $ 237     $ 428     $ 739    $ 1,622
  Assuming no redemption of shares      $ 137     $ 428     $ 739    $ 1,622

POTENTIAL CONVERSION OF
THE AMERISTOCK FOCUSED VALUE FUND

Ameristock Focused Value Fund is a non-diversified, no-load mutual fund that looks for investment opportunities in any situation or company that offers potential capital appreciation. As a mutual fund, however, it is limited by the amount and types of investments that it can make. These restrictions would not apply if it were a holding company instead of a mutual fund. Therefore, the Fund's investment adviser believes that converting the Fund from an investment company to a stock exchange listed holding company could open up new opportunities for investing and participating in both publicly traded and privately held companies. CONSEQUENTLY, IT IS THE INTENT OF THE INVESTMENT ADVISER TO PROPOSE TO THE FUND'S BOARD OF TRUSTEES THAT THE FUND BE CLOSED AND SHAREHOLDER APPROVAL BE SOUGHT TO CONVERT THE FUND WHEN THE ASSETS OF THE FUND ARE BETWEEN $50 MILLION AND $100 MILLION.

The investment adviser has the following reasons for believing that converting the Fund to a holding company would benefit Fund shareholders. For one, it would permit the Fund to own majority or greater positions in the same types of companies the Fund currently invests in and participate in the management of those businesses. To the extent that management is able to identify companies with the potential for capital appreciation, owning more of those companies could increase shareholder value. In addition, like other mutual fund shareholders, the Fund's shareholders currently can only receive the "net asset value" of their shares when they sell them. Net asset value is based primarily on the current market value of the Fund's investments. In contrast, for various reasons a publicly traded company's shares could trade at a premium to the value of its net assets.

An investment in a publicly traded holding company would be subject to a number of risks substantially different from and possibly greater than the risks of investing in the Fund. For instance, while there is the possibility that a holding company would trade at a premium, it could also trade at a discount to the value of its net assets. In this regard, changes in a publicly traded company's share price might occur for reasons entirely unrelated to changes in the value of its assets. Also, while shares of the Fund are redeemable at any time, the liquidity of a holding company's shares will depend on the existence of an active market for such shares. Furthermore, by holding interests in a small number of businesses the holding company would be subject to proportionately greater effects from a downturn in any of those businesses. In addition, it is the investment adviser's intent that one if not both of the Fund's current portfolio managers would lead the management of the new public company. The professional experience of the Fund's portfolio managers has been in the investment management business, not in the management of commercial businesses. Finally, shareholders of a holding company would not be subject to the protections afforded to shareholders of the Fund by the Investment Company Act of 1940, including the restrictions of such Act on transactions with affiliates and its requirement for independent members of a fund's board of directors.

These are just some of the potential risks that would accompany a conversion. Regardless of the risks and any potential benefits, for various reasons the conversion might never take place. First, the Fund's shareholders or its Trustees might not approve the conversion. Furthermore, the Fund may never reach the $50-100 million asset level at which the conversion will be pursued. Finally, while the legal issues relating to the conversion have been analyzed in some detail, a conversion of this nature would not be a common occurrence and would raise a number of legal and practical issues that might serve to prevent the conversion, delay its completion, or prevent management from devoting its full attention to the Fund's portfolio management.

HOW TO BUY SHARES

Shares of each Fund are purchased at the net asset value per share (as described in "Net Asset Value" below) next determined after receipt by the Fund's Transfer Agent of your investment in proper form as described below. There are no sales charges. The minimum initial investment is $1,000 and minimum subsequent investments (excluding reinvestments of dividends and capital gains) are $100.

To purchase shares, complete and sign the Application to Buy Shares (or investment stub in the case of a subsequent purchase) and mail it, together with your check payable to Ameristock Mutual Fund, Inc. or Ameristock Focused Value Fund, to:

Ameristock Funds
PMB 613
303 16th Street, Suite 016
Denver, CO 80202-5657

To purchase shares by wire, transmit funds from your account to:

State Street Bank & Trust
225 Franklin Street
Boston, MA 02171
ABA #011000028
DDA #42996082
Account Name: Ameristock Funds
Fund Name
Shareholder Account #
Shareholder Name

Your investment will be considered to be in "proper form" if it includes a personal check or wire funds transmission from your account together with a completed Application to Buy Shares or (in the case of a subsequent purchase) a completed investment stub from a previous purchase or sale confirmation. The Funds will not accept cash, cashier's checks, money orders, credit card convenience checks, traveler's checks, third party checks or third party wire transfers.

Each investment in a Fund, including dividends and capital gains distributions reinvested in the Fund, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. For reasons of economy and convenience, the Fund will not issue certificates for shares purchased.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. Therefore, it may cost more for you to purchase shares through a Processing Organization than to purchase shares directly from the Fund. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. In general, purchase or redemption requests made through a Processing Organization will be priced based on the net asset value next calculated after receipt of the request by the Processing Organization, even if the Processing Organization submits such requests to a Fund after such net asset value has been calculated. No Fund is responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from the Investment Adviser.

Each Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

HOW TO REDEEM SHARES

GENERAL

You may redeem (sell) your shares at any time. Each Fund makes payment by check for the shares redeemed within seven days after it receives a properly completed redemption request (in accordance with the procedures described in "Redemption by Mail" or "Redemption by Telephone," below), except as described below. The redemption price per share is the net asset value (determined as described under "Net Asset Value") next caluculated after receipt of a properly completed redemption request, less any applicable redemption fee as described below under "Redemption Fee." Because net asset value fluctuates, the amount received upon redemption may be more or less than the amount paid for the shares.

Where an investor requests wire payment, the Transfer Agent will normally wire the redemption proceeds the next business day by federal funds only to the bank and account designated on the Application to Buy Shares, or in written instructions subsequently received by the Transfer Agent, and only if the bank is a commercial bank that is a member of the Federal Reserve System. The Transfer Agent currently charges a $20.00 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

Payment of redemption proceeds with respect to shares purchased by check will not be made until the check or payment received for investment has cleared, which may take up to 11 business days.

Under unusual circumstances, redemption proceeds may be paid in whole or in part in securities or other property rather than in cash.

Each Fund reserves the right to suspend or postpone redemptions during any period: (i) when trading on the New York Stock Exchange is restricted, (ii) when, as a result of an emergency, it is not reasonably practical for the Fund to dispose of, or determine the fair market value of, its net assets or (iii) as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. In additional, anti-money laundering and similar government regulations may require the Fund to block a shareholder's account and thereby refuse to pay any redemption request until instructions are received from the appropriate regulator. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market declines, the Fund may notify the shareholder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the shareholder.

REDEMPTION FEE - AMERISTOCK FOCUSED VALUE FUND

A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemption fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

Also, even if a shareholder has not held shares long enough to make a redemption fee inapplicable when the shareholder redeems, the redemption fee will not be applicable to an amount which represents appreciation in the value of the particular shares being redeemed since they were purchased. A redemption fee will, however, be applicable to the amount originally paid for the particular shares being redeemed. For example, assume a shareholder purchased 100 shares at $10 per share, and two years later the value of those shares has increased to $12 per share. If the shareholder redeems $600 worth of shares, i.e., 50 shares, the $100 which represents appreciation of the shares being redeemed in this example would not be subject to a redemption fee. A redemption fee would, however, be charged on $500 of that amount, since that is what the shareholder paid for the shares, and the shares have been held for less than three years. If, on the other hand, the shareholder had bought shares earlier than three years ago which had a current market value of $600 or more, it would be assumed that those "older" shares were the ones being redeemed, and no redemption fee would be charged.

No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.

REDEMPTION BY MAIL

Each Fund will redeem all or any part of shares owned upon written request delivered to the Fund at:

Ameristock Funds
PMB 613
303 16th Street, Suite 016
Denver, CO 80202-5657

The redemption request must:

     1.   Include your name and account number.

     2.   Specify the name of the Fund from which shares are to be redeemed.

     3. Specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

     4.   Be signed by all owners exactly as their names appear on the account.

     5. Include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934 if (i) you change ownership of the account, (ii) you want the redemption proceeds sent to a different address from that registered on the account, (iii) the proceeds are to be made payable to someone other than the account owner(s), (iv) the redemption request is made within 15 days after you request a change to the account owner or address, or (v) the redemption request is for $25,000 or more. Eligible guarantor institutions include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations clearing agencies, and savings associations. A notary public is not an eligible guarantor.

In the case of shares being redeemed from an IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

In the case of shares registered in the name of a corporation or other legal entity, the redemption request should be signed in the name of the corporation or entity by an officer whose title is stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished.

REDEMPTION BY TELEPHONE

You may redeem shares by telephone by calling either Fund at (800) 394-5064. In order to use the telephone redemption procedure, a shareholder must have elected this procedure in writing, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account at a domestic bank. To change the designated account or address, a written request with signature(s) guaranteed must be sent to the Transfer Agent at least 15 days before the telephone redemption request.

By electing the telephone redemption option, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. For reasons involving the security of your account, you will be required to provide certain account information before your instructions will be carried out, and the telephone transaction may be tape recorded. The Transfer Agent has adopted these procedures to reasonably verify that telephone instructions are genuine. If it follows those procedures, neither the Funds nor the Transfer Agent will be responsible for the authenticity of telephone instructions and will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions received for an account. Furthermore, you agree to hold harmless and indemnify the Funds, the Transfer Agent, and any affiliated officers, employees, directors, and agents from any losses, expenses, costs or liabilities (including attorneys' fees) that may be incurred in connection with either the written or telephone redemption procedures.

NET ASSET VALUE

Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of a Fund is computed by dividing the value of such Fund's net assets by the total number of shares of such Fund outstanding. The Fund's investments are valued primarily on the basis of market quotations.

Each Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, the value of each Fund's portfolio securities may change on days when a Fund's net asset value per share is not determined and shareholders are not able to purchase or redeem such Fund's shares.

INVESTMENT MANAGEMENT

Each Fund has retained as its investment adviser Ameristock Corporation (the "Adviser"), an investment management organization. The Adviser has acted as the investment adviser to Ameristock Mutual Fund, Inc. since its inception in 1995 and to Ameristock Focused Value Fund since its inception in 2000. The Adviser manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Adviser's address is 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502.

For the services of the Adviser, Ameristock Mutual Fund, Inc. pays as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.00% of the Fund's average net assets up to $100 million and .75% of average net assets thereafter. For the services of the Adviser, Ameristock Focused Value Fund pay as compensation a fee, accrued daily and payable monthly, at an annual rate of 1.35% of average net assets. The Adviser pays all of the operating expenses of each Fund except for brokerage, taxes, interest, extraordinary expenses, and, in the case of Ameristock Mutual Fund, Inc., non-interested director fees.

The Investment Adviser has agreed, effective January 1, 2004, to waive a portion of its advisory fee for the Ameristock Mutual Fund, Inc. in the amount of 0.05% of the Fund's average net assets in excess of $2 billion. Consequently, while such waiver is in effect, the Fund will pay the Adviser a fee at an annual rate of 1.00% of the Fund's average net assets up to $100 million, 0.75% of the net assets over $100 million but not in excess of $2 billion, and 0.70% of the net assets over $2 billion. The Adviser may revoke this waiver at any time on at least sixty (60) days' notice to the Fund.

The advisory fees received by the Adviser from the Ameristock Mutual Fund, Inc. and the Ameristock Focused Value Fund for the fiscal year ended June 30, 2003 were 0.78% and 1.35% of average net assets, respectively.

Nicholas D. Gerber, the President of the Adviser, has been the portfolio manager of Ameristock Mutual Fund, Inc. since its inception in 1995. Andrew Ngim has been the co-portfolio manager of this Fund since 2000. Mr. Ngim has been a Managing Director of Ameristock Corporation since 1999 and was a benefits consultant with PricewaterhouseCoopers from 1994 to 1999.

The portfolio managers of Ameristock Focused Value Fund are Nicholas D. Gerber and Howard Mah. Mr. Gerber's background is described above. Mr. Mah has been a tax and financial consultant in private practice since 1995 and has been a portfolio manager for the Adviser since joining the Adviser in 2000.

DIVIDENDS AND TAXES

Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in such Fund as of the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments on the Application to Buy Shares.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in shares. That distribution likely will be taxable to you depending on the circumstances. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain distribution. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income, although dividends that consist of dividends the Fund has received from qualifying corporations are taxable at a maximum rate of 15 percent, rather than the normal marginal rates; capital gain distributions are taxable at different rates depending upon the length of time the Fund holds its assets and other factors.

Fund distributions may consist of both dividends and capital gains. Generally, distributions from each Fund are expected to be primarily capital gains distributions. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.

                    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                           NET GAINS
                                          (LOSSES) ON                                 DISTRIBU-
                  NET ASSET      NET       SECURITIES                    DIVIDENDS      TIONS
                    VALUE,     INVEST-     (REALIZED     TOTAL FROM      (FROM NET      (FROM         TOTAL
                  BEGINNING      MENT         AND        INVESTMENT     INVESTMENT     CAPITAL      DISTRIBU-
                  OF PERIOD     INCOME    UNREALIZED)    OPERATIONS       INCOME)       GAINS)        TIONS
--------------------------------------------------------------------------------------------------------------
7/1/02-06/30/03    $  37.57    $  0.66    $     (1.40)     $  (0.74)      $  (0.41)   $   (0.49)    $   (0.90)
7/1/01-06/30/02       42.18       0.53          (4.81)        (4.28)         (0.29)       (0.04)        (0.33)
7/1/00-06/30/01       34.76       0.59           8.91          9.50          (0.45)       (1.63)        (2.08)
7/1/99-06/30/00       38.89       0.55          (3.92)        (3.37)         (0.42)       (0.34)        (0.76)
7/1/98-06/30/99       31.48       0.44           7.41          7.85          (0.22)       (0.22)        (0.44)

                                                                       RATIOS/SUPPLEMENTAL DATA

                                                          RATIO OF        RATIO OF     RATIO OF     RATIO OF
                                                         EXPENSES TO    EXPENSES TO   NET INCOME   NET INCOME
                                                           AVERAGE        AVERAGE     TO AVERAGE   TO AVERAGE
                   NET ASSET               NET ASSETS    NET ASSETS      NET ASSETS   NET ASSETS   NET ASSETS
                    VALUE,                   END OF       PRIOR TO         AFTER       PRIOR TO       AFTER      PORTFOLIO
                    END OF      TOTAL        PERIOD         REIM-          REIM-        REIM-         REIM-      TURNOVER
                    PERIOD      RETURN     (MILLIONS)     BURSEMENT      BURSEMENT    BURSEMENT     BURSEMENT     RATE**
--------------------------------------------------------------------------------------------------------------------------
7/1/02-06/30/03    $   35.93     (1.77)%   $ 1,601.41       0.78%          0.78%         1.97%        1.97%        3.21%
7/1/01-06/30/02        37.57    (10.19)%     1,468.39       0.77%          0.77%         1.31%        1.31%       13.71%
7/1/00-06/30/01        42.18     27.85%        756.16       0.83%          0.83%         1.50%        1.50%        5.97%
7/1/99-06/30/00        34.76     (8.67)%        86.66       0.99%          0.99%         1.51%        1.51%       31.13%
7/1/98-06/30/99        38.89     24.94%        114.14       0.96%          0.94%         1.20%        1.22%        9.22%

* Total return for the fiscal year ended June 30, 1999 would have been lower had various fees not been reimbursed.

** A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of portfolio securities (excluding short-term securities) for the year ended June 30, 2003 were $227,968,937 and $41,636,514, respectively.

Notes to Financial Statements appear in the Fund's Annual Report.

AMERISTOCK FOCUSED VALUE FUND

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's latest Annual Report, which is available upon request.

                    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                           NET GAINS
                                  NET     (LOSSES) ON                                 DISTRIBU-
                   NET ASSET    INVEST-   SECURITIES                    DIVIDENDS       TIONS
                    VALUE,       MENT      (REALIZED     TOTAL FROM     (FROM NET       (FROM         TOTAL
                   BEGINNING    INCOME/       AND        INVESTMENT     INVESTMENT     CAPITAL      DISTRIBU-
                   OF PERIOD    (LOSS)    UNREALIZED)    OPERATIONS      INCOME)        GAINS)        TIONS
--------------------------------------------------------------------------------------------------------------
7/1/02-06/30/03    $  23.98    $  (0.01)   $  (4.82)      $  (4.83)        0.00       $  (1.51)     $  (1.51)
7/1/01-06/30/02       23.87       (0.15)       0.60           0.45         0.00          (0.34)        (0.34)
12/26/00-6/30/01
inception             15.00       (0.09)       8.96           8.87         0.00           0.00          0.00

                                                         RATIOS/SUPPLEMENTAL DATA

                   NET ASSET              NET ASSETS      RATIO OF       RATIO OF
                    VALUE,                  END OF      EXPENSES TO     NET INCOME    PORTFOLIO
                    END OF      TOTAL       PERIOD        AVERAGE       TO AVERAGE    TURNOVER
                    PERIOD      RETURN    (MILLIONS)     NET ASSETS     NET ASSETS     RATE**
------------------------------------------------------------------------------------------------
7/1/02-06/30/03    $  17.64    (20.45)%     $  15.92       1.35%         (0.03)%        14.28%
7/1/01-06/30/02       23.98      1.96%         36.27       1.35%         (0.59)%        79.25%
12/26/00-6/30/01
inception             23.87     59.13%          2.50       1.35%*        (0.80)%*       29.80%

(1) From inception of investment activity (12/26/00)

* Annualized

** A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of portfolio securities (excluding short-term securities) for the year ended June 30, 2003 were $2,928,691 and $14,570,022, respectively.

OTHER INFORMATION

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45201 acts as the custodian of each Fund's investments.

ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the transfer agent, administrator and bookkeeping and pricing agent for the Funds. ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, is the distributor for the Funds.

McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected to serve as independent certified public accountants of each Fund and, as such, audits the annual financial statements of each Fund.

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, has provided advice on certain matters relating to the federal securities laws.

PRIVACY POLICY

In the course of doing business with Ameristock Corporation, its affiliates and the Ameristock Funds, you share personal and financial information with us. We treat this information as con-fidential and recognize the importance of protecting access to it.

COLLECTION OF CUSTOMER INFORMATION

You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, request for forms or literature, and your account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

DISCLOSURE OF CUSTOMER INFORMATION

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the Ameristock family of companies in the course of providing or offering products and services to best meet your needs. We may also share that information with companies that perform services for Ameristock. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

SECURITY OF CUSTOMER INFORMATION

We require service providers to Ameristock to maintain physical, electronic, and procedural safeguards to protect your personal information.


                          (Not part of the Prospectus)

AMERISTOCK MUTUAL FUND, INC.
AMERISTOCK FOCUSED VALUE FUND

The Statements of Additional Information ("SAI") dated November 1, 2003 for the Funds, which include additional information about the Funds, are incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Funds at
(800) 394-5064 or visit the Funds' Internet site at http://www.ameristock.com.

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

AMERISTOCK MUTUAL FUNDS                  TRANSFER AGENT, ADMINISTRATOR
1320 Harbor Bay Parkway, Suite 145       BOOKKEEPING AND PRICING AGENT
Alameda, California 94502                ALPS Mutual Funds Services, Inc.
                                         1625 Broadway, Suite 2200
INVESTMENT ADVISER                       Denver, Colorado 80202
Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

CUSTODIAN                                DISTRIBUTOR
U.S. Bank                                ALPS Distributors, Inc.
425 Walnut Street                        1625 Broadway, Suite 2200
Cincinnati, OH 45202                     Denver, Colorado 80202

LEGAL COUNSEL                            INDEPENDENT AUDITOR
Sutherland Asbill & Brennan, LLP         McCurdy & Associates CPAs, Inc.
1275 Pennsylvania Avenue, N.W.           27955 Clemens Road
Washington, DC 20004-2415                Westlake, Ohio 44145

INVESTMENT COMPANY ACT FILE NOS.:
     Ameristock Mutual Fund, Inc.:         811-09090
     Ameristock Focused Value Fund:        811-10141

Funds distributed by ALPS Distributors, Inc.